On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                        Strong Value Fund                        Strong Advisor   Wells Fargo Advantage
                                                                     Large Company      Large Company Core
                                                                       Core Fund               Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                             5,114,131                  5,114,131
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                               959,352                    959,352
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                               680,251                    680,251
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                             2,373,995                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                  2,373,995
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                    5,653,825                                     -                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                                     -                  5,862,812
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                           $46,701,354                $46,701,354
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                            $8,517,465                 $8,517,465
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                            $6,033,440                 $6,033,440
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $21,929,246                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                $21,929,246
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                  $53,538,176                                     -                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                                     -                $53,538,176
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation          $1,141,272                              $272,324                 $1,413,596
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($345,362)                            ($108,708)                 ($454,070)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

----------------------------------------------------------------------------------------------------------------
                                   Before                                                 After Reorganization
                               Reorganization
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                         Acquiring
                                                                          Fund*
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Fund                        Strong Advisor Mid Cap Growth Fund           Wells Fargo     Wells Fargo Advantage
                                                                        Montgomery Mid    Mid Cap Growth Fund
                                                                       Cap Growth Fund
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class A                             725,659                               16,436,829                 18,148,827
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class B                             215,544                                1,238,551                  1,749,282
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class C                              41,024                                  195,660                    292,870
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class Z                           3,780,760                                        -                  8,884,546
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net Asset:
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class A                         $10,187,292                              $97,807,793               $107,995,085
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class B                          $2,935,837                               $7,119,503                $10,055,340
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class C                            $558,878                               $1,124,891                 $1,683,769
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class Z                         $52,867,733                                        -                $52,867,733
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation          $5,514,625                               $8,140,370                $13,654,995
(deprecation)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Accumulated net realized      ($94,868,178)                               $4,567,294              ($90,300,884)
losses
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
----------------------------------------------------------------------------------------------------------------






























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Multi-Cap                       Strong Advisor   Wells Fargo Advantage
                                 Value Fund                         Small Cap Value    Small Cap Value Fund
                                                                          Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                    3,363,000                                     -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                            20,608,712                 20,608,712
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                             4,814,191                  4,814,191
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                             5,379,694                  5,379,694
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                            50,490,877                 57,882,562
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                 $214,569,309                                     -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                          $593,375,054               $593,375,054
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                          $133,618,121               $133,618,121
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                          $149,639,652               $149,639,652
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                        $1,465,672,826             $1,680,242,135
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation         $30,953,675                          $734,339,679               $765,293,354
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized     ($103,484,799)                         ($21,857,714)             ($125,342,513)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------




























     On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

---------------------------------------------------------------------------------------------------------------------------
                               Before Reorganization                                                After Reorganization
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                               Strong Target Funds                           Acquiring Fund*
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Fund                           Strong Advisor Utilities & Energy Fund            Wells Fargo       Wells Fargo Advantage
                                                                               Advantage Equity      Equity Income Fund
                                                                                 Income Fund
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Shares:
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Class A                                 183,668                                     5,439,667                    5,494,907
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Class B                                  26,574                                     2,010,652                    2,019,423
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Class C                                  16,639                                       210,962                      215,721
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Administrator Class                           -                                    23,161,747                   23,161,747
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net Asset:
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Class A                              $1,933,655                                  $190,411,338                 $192,344,993
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Class B                                $306,937                                   $70,367,923                  $70,674,860
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Class C                                $172,341                                    $7,640,254                   $7,812,595
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Administrator Class                           -                                  $809,702,767                 $809,702,767
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation                $164,280                                 ($58,517,831)                ($58,353,551)
(deprecation)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Accumulated net realized               ($3,367)                                  $121,523,793                 $121,520,426
losses
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
---------------------------------------------------------------------------------------------------------------------------





























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

----------------------------------------------------------------------------------------------------------------------------
                                 Before Reorganization                                                After Reorganization
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                             Target Funds                                           Acquiring
                                                                                      Fund*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Fund                          Strong Dow 30     Strong Energy                      Strong Dividend   Wells Fargo Advantage
                               Value Fund           Fund                             Income Fund      Dividend Income Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class K                                   -                -                             286,445                          -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investor Class                    4,704,772        1,532,397                           8,235,704                 13,539,523
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                -                                   -                    286,445
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net Asset:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class K                                   -                -                          $4,588,568                          -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investor Class                  $59,913,489      $26,154,607                        $133,645,472               $219,713,568
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                -                                   -                 $4,588,568
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation          $9,468,337       $6,143,950                         $25,479,707                $41,091,994
(deprecation)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized      ($12,707,218)       ($939,498)                        ($1,189,161)              ($14,835,877)
losses
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.

-------------------------------------------------------------------------------
       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


-------------------------------------------------------------- ---------------------------------------------
                           Acquiring Fund                                                 Target Fund
-------------------------------------------------------------- ---------------------------------------------
-------------------------------------------------------------- ---------------------------------------------
Wells Fargo Advantage Enterprise Fund Advisor Class            Strong Enterprise Fund Advisor Class
-------------------------------------------------------------- ---------------------------------------------
-------------------------------------------------------------- ---------------------------------------------
Wells Fargo Advantage Enterprise Fund Administrator Class      Strong Enterprise Fund Class K
-------------------------------------------------------------- ---------------------------------------------
-------------------------------------------------------------- ---------------------------------------------
Wells Fargo Advantage Enterprise Fund Institutional Class      Strong Enterprise Fund Institutional Class
-------------------------------------------------------------- ---------------------------------------------
-------------------------------------------------------------- ---------------------------------------------
Wells Fargo Advantage Enterprise Fund Investor Class           Strong Enterprise Fund Investor Class
-------------------------------------------------------------- ---------------------------------------------


















       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Growth 20                     Strong Growth Fund Wells Fargo Advantage
                                    Fund                                                   Growth Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                       276,560                               304,662                    521,601
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                                 8,913                      8,913
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                  3,148,440
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                             3,148,440                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                                                    15,437,417                 15,437,417
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                    9,119,381                            55,831,771                 62,900,684
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                    $3,965,045                            $5,568,405                 $9,533,450
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                              $161,112                   $161,112
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                $58,984,412
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $58,984,412                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                       -                          $293,773,318               $293,773,318
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                 $130,085,630                        $1,027,443,947             $1,157,529,577
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation         $26,139,087                          $203,437,808               $229,576,895
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized     ($345,354,611)                        ($589,297,736)             ($934,652,347)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------


























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------
                           Before After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                            Strong Target Funds          Acquiring
                                      Fund*
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Fund                          Strong Index 500         Wells Fargo Index  Wells Fargo Advantage
                              Fund Fund Index Fund
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Investor Class                   11,405,812                23,429,078  **             26,725,371
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Investor Class                 $156,630,345            $1,113,282,168  **         $1,269,912,513
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Unrealized appreciation       ($18,667,798)              $358,573,035               $339,905,237
(deprecation)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Accumulated net realized      ($28,996,355)             ($26,546,065)              ($55,542,420)
losses
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
** Includes only Wells Fund classes receiving Strong
assets
-------------------------------------------------------------------------------------------------





































       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Large Cap                      Strong Growth &   Wells Fargo Advantage
                                 Core Fund                            Income Fund     Growth and Income Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                             -                               261,334                    261,334
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                    885,134
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                               885,134                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                       -                             1,176,605                  1,176,605
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                      407,243                            20,545,788                 20,757,917
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                             -                            $5,313,912                 $5,313,912
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                $17,963,974
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $17,963,974                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                       -                           $24,153,285                $24,153,285
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                   $4,337,752                          $420,133,930               $424,471,682
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation            $180,136                           $18,045,998                $18,226,134
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($441,738)                         ($74,137,179)              ($74,578,917)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------



























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                        Strong Endeavor Fund                      Strong Large    Wells Fargo Advantage
                                                                     Company Growth    Capital Growth Fund
                                                                          Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                               727,721                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                    1,733,529                             8,690,855                  9,863,351
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                    727,721
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $11,069,451                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                  $17,672,408                          $130,992,523               $148,664,931
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                $11,069,451
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation          $1,928,351                            $9,526,106                $11,454,457
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized       ($1,374,427)                          ($1,215,735)               ($2,590,162)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


----------------------------------------------------------------------- ------------------------------------------------
                           Acquiring Fund                                                          Target Fund
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund Administrator Class      New
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund Institutional Class      New
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund Investor Class           Strong Mid Cap Disciplined Fund Investor Class
----------------------------------------------------------------------- ------------------------------------------------

















       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

----------------------------------------------------------------------------------------------------------------
                                   Before                                                 After Reorganization
                               Reorganization
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                         Acquiring
                                                                          Fund*
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Fund                           Strong Advisor     Strong Technology      Wells Fargo     Wells Fargo Advantage
                              Technology Fund          100 Fund          Specialized          Specialized
                                                                       Technology Fund      Technology Fund
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class A                             101,209                   -           23,156,233                 23,408,102
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class B                              61,176                   -            6,403,092                  6,403,092
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class C                              17,070                   -            1,333,084                  1,333,084
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Investor Class                            -          21,063,747                    -                          -
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                    -                 19,982,571
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net Asset:
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class A                            $652,719                   -         $105,711,365               $106,861,184
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class B                            $388,934                   -          $28,235,865                $28,235,865
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class C                            $108,166                   -           $5,870,967                 $5,870,967
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Investor Class                            -         $91,223,166                    -                          -
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                    -                $91,223,166
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation             $15,142          $6,722,237          $12,828,868                $19,566,247
(deprecation)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($615,380)      ($244,134,021)       ($211,529,703)             ($456,279,104)
losses
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
----------------------------------------------------------------------------------------------------------------



























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------------------------
                                   Before                                                                After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                    Wells Target
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                         Fund         Acquiring Fund*
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Fund                        Strong Advisor U.S.     Strong U.S.       Wells Fargo        Wells Fargo          Wells Fargo
                              Small/Mid Growth    Emerging Growth  Small Cap Growth   Montgomery Small    Advantage Small Cap
                                    Fund               Fund              Fund          Cap Growth Fund        Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                             215,106                   -         3,710,344          3,745,033                 9,149,010
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                             126,310                   -         1,341,658             73,633                 1,981,250
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                              82,376                   -           365,224             17,611                   574,959
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -          4,840,133                 7,982,229
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -         2,176,739                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -           3,440,348                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -                 4,487,995
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                          $1,912,279                   -       $57,867,223        $41,428,048              $101,207,550
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                          $1,122,425                   -       $19,683,174           $803,089               $21,608,688
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                            $732,892                   -        $5,352,383           $192,286                $6,277,561
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -        $53,724,760               $88,601,554
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -       $34,876,794                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -         $49,646,787                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -               $49,646,787
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation          ($173,437)        ($1,522,063)        $5,798,208         $3,385,469                $7,488,177
(deprecation)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized          ($10,531)       ($27,615,973)    ($288,219,549)         $3,048,145            ($312,797,908)
losses
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------------------------